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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Stockholders and Board of Directors
American Technology Corporation
San Diego, California

We hereby consent to the incorporation by reference in the Registration Statement of American Technology Corporation on Form S-8, dated January 19, 2001 relating to the financial statements appearing in the Annual Report on Form 10-K of American Technology Corporation for the year ended September 30, 2000.

                                               BDO SEIDMAN, LLP


Denver, Colorado
January 19, 2001

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